EXHIBIT 32.02

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
           AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K for the period ended December 31, 2003 of The Hartford Financial Services Group, Inc. (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350 as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

1)    The Report  fully  complies  with the  requirements  of  section  13(a) or section 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 27, 2004

                            /s/ David M. Johnson
                            -----------------------------------------------
                            David M. Johnson
                            Executive Vice President and Chief Financial Officer


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